Exhibit 10.5

THIRD AMENDMENT TO LOAN AGREEMENT

This Third Amendment to Loan Agreement (the “Amendment”), dated as of September 30, 2005, is made by and among FIRST STATES INVESTORS DB I, LLC (and each Property-Owning Borrower that has joined the Loan Agreement from time to time as listed on the signature pages hereto, collectively, “Borrower”), DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, as agent (“Agent”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent (the “Collateral Agent”).

R E C I T A L S:

The Borrower, the Agent and the Collateral Agent are party to a Loan Agreement, dated as of July 18, 2003, as amended by the First Amendment to Loan Agreement, dated as of August 9, 2004 and further amended by the Second Amendment to Loan Agreement, dated as of September 30, 2004 (as it may hereafter be amended, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which the Agent agreed, subject to the terms and conditions set forth in the Loan Agreement, to provide a series of loan advances (each, an “Advance” and collectively, the “Loan”) as provided in the Loan Agreement. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended hereby.

The parties wish to increase the amount available to be borrowed under the Loan Agreement and to make certain other modifications to the Loan Agreement as provided herein.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the date hereof.

Section 1. Modified Definitions. Under Section 1.1 of the Loan Agreement, the following definitions shall be deleted in their entirety, replaced with the following and inserted in their proper alphabetical order:

1.1 “Maturity Date” means the earlier of (a) the Payment Date in October, 2008 or (b) such earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise under this Agreement or any of the other Loan Documents.

1.2 “Exit Fee” means either (1) with respect to any Advance equal to $100 million or less, 0.25% or (2) with respect to any Advance equal to more than $100 million, 0.50%, in each case, of the principal amount of each Advance made pursuant to the Loan Agreement, which shall be due and payable at the time such Advance is repaid (whether on the Maturity Date, by acceleration or otherwise); provided that the Exit Fee will be waived (i) with respect to up to $100 million of Advances in aggregate during any twelve month period commencing on October 1st of a year and ending on September 30th of the following year, if the related Property is the subject of a bonafide Capital Event (i.e. sale or transfer) to an independent third party during the initial ninety (90) day period after the Advance is made to a party that, in accordance with GAAP, is not required to be consolidated with Borrower or its Affiliates and (ii) if the Property acquired with the proceeds of the Advance is immediately upon repayment of such Advance being including in a securitization in which Deutsche Bank Securities Inc. acts as lead manager and sole book runner or if the Advance is refinanced with permanent financing provided by Deutsche Bank Securities Inc. or its Affiliates.

1.3 “Advance Rate” means, (a) with respect to each acquisition of Property other than FPC Property, the product of the Advance Percentage and the lesser of (x) the related Capital Markets Execution and (y) the related Acquisition Cost, and (b) with respect to each acquisition of FPC Property, the product of the Advance Percentage and the related Capital Markets Execution.

1.4 “Capital Markets Execution” means, with respect to each Property and the related Advance, the maximum amount of debt financing that can be issued with respect to such Property as determined by the Agent in its good faith business judgment. In making such determination with respect to FPC Properties, the Agent will take into consideration the unique value the market affords properties comparable to the FPC Properties.

Section 2. Additional Definitions

Under Section 1.1 of the Loan Agreement, the following definition shall be added and inserted in its proper alphabetical order:

2.1 “FPC Property” means a property acquired by Borrower pursuant to the “formula price contract program” of Borrower or its Affiliates. An FPC Property may be either a CTL Property or a Conduit CMBS Property, based upon the criteria provided in such definitions.

Section 3. Increase in Loan Amount

3.1 Under the Recitals to the Loan Agreement, the term “Loan Amount”, which is defined therein to equal $300,000,000, is hereby modified and increased to equal $400,000,000 effective on the date hereof.

3.2 On the date hereof, Borrower shall execute an Amended and Restated Promissory Note in the amount of $400,000,000 to reflect such increase to the Loan Amount.

Section 4. Clause (a) of the first sentence of Section 3.2 shall be amended to read: (a) to finance (i) up to $300 million of a portion of the acquisition or refinancing costs of any CTL Property or Conduit CMBS Property and (ii) up to $100 million of a portion of the acquisition cost of property acquired under Borrower’s “formulated price contract program”.

Section 5. The following section shall be inserted as Section 2.3(b)(xiii):

(xiii). Officer’s Certificate. Borrower shall have delivered to Agent an Officer’s Certificate setting forth:

(1) no Event of Default has occurred or is continuing;

(2) all representations and warranties made by Borrower in the Loan Agreement with respect to the Properties securing both the current Advance and all prior Advances remain true and correct as of the date of such proposed Advance; and

(3) except as provided in Section 3.11, no Property that has previously been encumbered under the Loan has been released from the Lien.

Section 6. The first sentence of clause (a) of Section 2.3 shall be amended to insert the words “three (3) Business Days prior” after the word Agent and before the word written.

Section 7. The third sentence of clause (a)(i) of Section 3.12 which reads “Borrower shall provide to Agent proof of such delivery” shall be deleted in its entirety and substituted with the following:

“Within four (4) weeks following the related Advance Closing Date, Borrower shall deliver to Agent, Collateral Agent and Agent’s counsel a copy of the irrevocable direction letter sent to the tenant.”

Section 8. The following section shall be inserted as Section 3.12(a)(ii), and the existing paragraphs 3.12(a)(ii) and 3.12(a)(iii) shall be re-numbered accordingly to reflect such change:

3.12 (a)(ii). Commencing with the Advance that closed on August 4, 2005 and is secured by the Property demised to Regions Bank and continuing with all Advances thereafter, Collateral Agent shall establish and maintain individual sub-accounts of the Collection Account, each of which shall be an Eligible Account, to receive all Rents and Money received under Leases and derived from the Property under each individual portfolio of Property which is the subject of an Advance (each a “Property Sub-Account” and collectively, the “Property Sub-Accounts”). As of the close of business on the Business Day immediately preceding each Payment Date, Collateral Agent shall sweep all amounts on deposit in each of the Property Sub-Accounts into the Collection Account to be distributed in accordance with the provisions of Section 3.12(b) hereof.

Section 9. The following section shall be inserted as Section 5.1(dd):

5.1(dd). Borrower shall furnish to Agent, not later than ten (10) days after the end of each calendar month, a statement detailing the assets that have been financed by Agent with the proceeds of an Advance and remain encumbered under the Loan, as of the last day of the applicable calendar month.

Section 10. Effect Upon Loan Documents.

10.1 Except as specifically set forth herein, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. All references to “Loan Agreement” in the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby.

10.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

Section 11. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

AGENT AND INITIAL LENDER:

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, a Cayman Islands Branch of a Foreign Bank

By:
Name:
Title:

By:
Name:
Title:

BORROWERS:

FIRST STATES INVESTORS DB I, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2550A, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4100D, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2100, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2101, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2102, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2103, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2104, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2105, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2106, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2107, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 2108, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4026, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4029, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4044, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4048, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4055, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4062, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4067, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4076, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4081, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4085, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4082, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4063, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4065, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4054, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4042, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4010, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

FIRST STATES INVESTORS 4200, LLC, a Delaware limited liability company

By:
	Name:	Sonya A. Huffman
	Title:	Vice President

COLLATERAL AGENT:

LA SALLE BANK NATIONAL ASSOCIATION, a national banking association (as Collateral Agent for the Lenders only)

By:
Name:
Title: